UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 5, 2021

Date of Report (Date of earliest event reported)

Nova Vision Acquisition Corp.

(Exact Name of Registrant as Specified in its Charter)

British Virgin Islands	001-40713	n/a
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3 Ocean Way #5-7 Singapore	098368
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: +65 87183000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Ordinary Share, par value $0.0001 per share, one Redeemable Warrant entitling the holder to purchase one half of an Ordinary Share, and one Right entitling the holder to receive one-tenth of an Ordinary Share	NOVVU	NASDAQ Capital Market
Ordinary Share	NOVV	NASDAQ Capital Market
Warrants	NOVVW	NASDAQ Capital Market
Rights	NOVVR	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On August 5, 2021, the registration statement (File No. 333- 257124) (the “Registration Statement”) relating to the initial public offering (“IPO”) of Nova Vision Acquisition Corp. (the “Company”) was declared effective by the Securities and Exchange Commission. In connection therewith, the Company entered into the following agreements previously filed as exhibits to the Registration Statement:

●	An Underwriting Agreement, dated August 5, 2021, by and between the Company and EF Hutton, division of Benchmark Investments, LLC (“EF Hutton”), as representative of the underwriters;

●	A Warrant Agreement, dated August 5, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC;

●	A Rights Agreement, dated August 5, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC;

●	Letter Agreements, dated August 5, 2021, by and between the Company and each of the initial shareholders, officers and directors of the Company;

●	An Investment Management Trust Agreement, dated August 5, 2021, by and between the Company and American Stock Transfer & Trust Company, LLC;

●	A Stock Escrow Agreement, dated August 5, 2021, by and among the Company, American Stock Transfer & Trust Company, LLC and each of the initial shareholders of the Company;

●	A Registration Rights Agreement, dated August 5, 2021, by and among the Company and the initial shareholders of the Company; and

On August 10, 2021, the Company consummated the IPO of 5,000,000 units (the “Units). Each Unit consists of one ordinary share (“Ordinary Share”), one warrant (“Warrant”) entitling its holder to purchase one-half of one Ordinary Share at a price of $11.50 per whole share, and one right to receive one-tenth (1/10) of one Ordinary Share upon the consummation of an initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $50,000,000. The underwriters were granted a 45-day option to purchase up to an additional 750,000 Units to cover over-allotments, if any. The underwriters exercised their over-allotment option in in full and, on August 10, 2021, the underwriters purchased an additional 750,000 Units (the “Over-Allotment Units”) at an offering price of $10.00 per Unit, generating gross proceeds to the Company of $7,500,000.

As of August 10, 2021, a total of $58,075,000 of the net proceeds from the IPO (including the Over-Allotment Units) and the Private Placement (as defined below) were deposited in a trust account established for the benefit of the Company’s public shareholders. An audited balance sheet as of August 10, 2021 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement will be filed within 4 business days of the consummation of the IPO.

Item 3.02. Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company consummated the private placement (“Private Placement”) with its sponsor of 307,500 units (the “Private Units”) at a price of $10.00 per Private Unit, generating total proceeds of $3,075,000.

The Private Units are identical to the Units (as defined above) sold in the IPO except with respect to certain registration rights and transfer restrictions. Additionally, the holders of the Private Units have agreed to certain restrictions on the Private Units, as described in the Registration Statement. Additionally, such holders agreed not to transfer, assign or sell any of the Private Units or underlying securities (except in limited circumstances, as described in the Registration Statement) until 30 calendar days after the completion of the Company’s initial business combination. The holders were granted certain demand and piggyback registration rights in connection with the Private Units.

The Private Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transaction did not involve a public offering.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On August 5, 2021, in connection with the IPO, the Company filed its Amended and Restated Memorandum and Articles Of Association with the Registrar of Corporate Affairs in the British Virgin Islands. The terms of the Amended and Restated Memorandum and Articles Of Association are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Company’s Amended and Restated Memorandum and Articles Of Association are attached as Exhibits 3.1 hereto, respectively, and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated August 5, 2021, by and between the Registrant and EF Hutton, division of Benchmark Investments, LLC

3.1	Amended and Restated Memorandum and Articles of Association

4.1	Warrant Agreement, dated August 5, 2021, by and between American Stock Transfer & Trust Company, LLC and the Registrant

4.2	Rights Agreement, dated August 5, 2021, by and between American Stock Transfer & Trust Company, LLC and the Registrant

10.1	Letter Agreements, dated August 5, 2021, among the Registrant, the Initial Shareholders and the Registrant’s Officers and Directors

10.2	Investment Management Trust Agreement, dated August 5, 2021, by and between American Stock Transfer & Trust Company, LLC and the Registrant

10.3	Stock Escrow Agreement, dated August 5, 2021, among the Registrant, American Stock Transfer & Trust Company, LLC and the Initial Shareholders

10.4	Registration Rights Agreement, dated August 5, 2021 by and among the Registrant and the Initial Shareholders

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2021

NOVA VISION ACQUISITION CORP.

By:	/s/ Eric Ping Hang Wong
Name:	Eric Ping Hang Wong
Title:	Chief Executive Officer